CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of Smith Barney Allocation Series Inc. - Balanced Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

  1. The Registrant's periodic report on Form N-CSR for the period ended January 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

  2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                    Chief Financial Officer
Smith Barney Allocation Series Inc. -      Smith Barney Allocation Series Inc. -
Balanced Portfolio                         Balanced Portfolio



/s/ R. Jay Gerken                          /s/ Richard L. Peteka
---------------------------                ---------------------------
R. Jay Gerken                              Richard L. Peteka
Date:  April 2, 2004                       Date:  April 2, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of Smith Barney Allocation Series Inc. - Conservative Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended January 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                    Chief Financial Officer
Smith Barney Allocation Series Inc. -      Smith Barney Allocation Series Inc. -
Conservative Portfolio                     Conservative Portfolio



/s/ R. Jay Gerken                          /s/ Richard L. Peteka
---------------------------                ---------------------------
R. Jay Gerken                              Richard L. Peteka
Date: April 2, 2004                        Date: April 2, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of Smith Barney Allocation Series Inc. - Global Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

  1. The Registrant's periodic report on Form N-CSR for the period ended January 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

  2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                    Chief Financial Officer
Smith Barney Allocation Series Inc. -      Smith Barney Allocation Series Inc. -
Global Portfolio                           Global Portfolio



/s/ R. Jay Gerken                          /s/ Richard L. Peteka
---------------------------                ---------------------------
R. Jay Gerken                              Richard L. Peteka
Date:  April 2, 2004                       Date:  April 2, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of Smith Barney Allocation Series Inc. - Growth Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

  1. The Registrant's periodic report on Form N-CSR for the period ended January 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

  2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                    Chief Financial Officer
Smith Barney Allocation Series Inc. -      Smith Barney Allocation Series Inc. -
Growth Portfolio                           Growth Portfolio

/s/ R. Jay Gerken                          /s/ Richard L. Peteka
---------------------------                ---------------------------
R. Jay Gerken                              Richard L. Peteka
Date:  April 2, 2004                       Date:  April 2, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of Smith Barney Allocation Series Inc. - High Growth Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended January 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                    Chief Financial Officer
Smith Barney Allocation Series Inc. -      Smith Barney Allocation Series Inc. -
High Growth Portfolio                      High Growth Portfolio



/s/ R. Jay Gerken                          /s/ Richard L. Peteka
---------------------------                ---------------------------
R. Jay Gerken                              Richard L. Peteka
Date: April 2, 2004                        Date: April 2, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of Smith Barney Allocation Series Inc. - Income Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

  1. The Registrant's periodic report on Form N-CSR for the period ended January 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

  2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                    Chief Financial Officer
Smith Barney Allocation Series Inc. -      Smith Barney Allocation Series Inc. -
Income Portfolio                           Income Portfolio



/s/ R. Jay Gerken                          /s/ Richard L. Peteka
---------------------------                ---------------------------
R. Jay Gerken                              Richard L. Peteka
Date: April 2, 2004                        Date: April 2, 2004


This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.